Exhibit 10.2

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                           9% SENIOR SUBORDINATED NOTE


$79,000,000                                             Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of TEACHERS' RETIREMENT SYSTEMS OF ALABAMA (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Seventy-Nine Million United States Dollars ($79,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine percent (9%).

         The outstanding principal balance plus accrued interest under this Note shall be payable in consecutive semi-annual installments of $2,765,000 plus accrued interest beginning on December 31, 2000 until and including June 30, 2007; and in semi-annual installments of $6,715,000 plus accrued interest beginning on December 31, 2007 until and including June 30, 2010. Any and all principal of the Note remaining unpaid, together with all interest accrued but unpaid thereon, automatically and unconditionally shall be due and payable in full on June 30, 2010.

         The Company may prepay this Note from time to time without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this
Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                       BELL MICROPRODUCTS INC.

                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                           9% SENIOR SUBORDINATED NOTE


$15,000,000                                          Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of EMPLOYEES' RETIREMENT SYSTEMS OF ALABAMA (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Fifteen Million United States Dollars ($15,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine percent (9%).

         The outstanding principal balance plus accrued interest under this Note shall be payable in consecutive semi-annual installments of $525,000 plus accrued interest beginning on December 31, 2000 until and including June 30, 2007; and in semi-annual installments of $1,275,000 plus accrued interest beginning on December 31, 2007 until and including June 30, 2010. Any and all principal of the Note remaining unpaid, together with all interest accrued but unpaid thereon, automatically and unconditionally shall be due and payable in full on June 30, 2010.

         The Company may prepay this Note from time to time without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this
Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                           9% SENIOR SUBORDINATED NOTE


$2,000,000                                           Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of JUDICIAL RETIREMENT FUND (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Two Million United States Dollars ($2,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine percent (9%).

         The outstanding principal balance plus accrued interest under this Note shall be payable in consecutive semi-annual installments of $70,000 plus accrued interest beginning on December 31, 2000 until and including June 30, 2007; and in semi-annual installments of $170,000 plus accrued interest beginning on December 31, 2007 until and including June 30, 2010. Any and all principal of the Note remaining unpaid, together with all interest accrued but unpaid thereon, automatically and unconditionally shall be due and payable in full on June 30, 2010.

         The Company may prepay this Note from time to time without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this
Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                           9% SENIOR SUBORDINATED NOTE


$3,000,000                                            Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of PEIRAF - DEFERRED COMPENSATION PLAN (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Three Million United States Dollars ($3,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this
Note is fully paid, at an annual rate of interest equal to nine percent (9%).

         The outstanding principal balance plus accrued interest under this Note shall be payable in consecutive semi-annual installments of $105,000 plus accrued interest beginning on December 31, 2000 until and including June 30, 2007; and in semi-annual installments of $255,000 plus accrued interest beginning on December 31, 2007 until and including June 30, 2010. Any and all principal of the Note remaining unpaid, together with all interest accrued but unpaid thereon, automatically and unconditionally shall be due and payable in full on June 30, 2010.

         The Company may prepay this Note from time to time without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this
Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                           9% SENIOR SUBORDINATED NOTE


$1,000,000                                         Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of PUBLIC EMPLOYEES INDIVIDUAL RETIREMENT ACCOUNT FUND (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of One Million United States Dollars ($1,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine percent (9%).

         The outstanding principal balance plus accrued interest under this Note shall be payable in consecutive semi-annual installments of $35,000 plus accrued interest beginning on December 31, 2000 until and including June 30, 2007; and in semi-annual installments of $85,000 plus accrued interest beginning on December 31, 2007 until and including June 30, 2010. Any and all principal of the Note remaining unpaid, together with all interest accrued but unpaid thereon, automatically and unconditionally shall be due and payable in full on June 30, 2010.

         The Company may prepay this Note from time to time without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this
Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                         9.125% SENIOR SUBORDINATED NOTE


$58,000,000                                          Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of TEACHERS' RETIREMENT SYSTEMS OF ALABAMA (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Fifty-Eight Million United States Dollars ($58,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine and one-eighth percent (9.125%).

         Accrued interest under this Note shall be payable quarterly on September 30, 2000, December 31, 2000, March 30, 2001 and June 30, 2001. The unpaid principal balance of the Note automatically and unconditionally shall be due and payable in full on June 30, 2001.

         The Company may not prepay this Note prior to January 6, 2001. The Company may prepay this Note from time to time on or after January 6, 2001 without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.


                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                         9.125% SENIOR SUBORDINATED NOTE


$14,000,000                                            Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of EMPLOYEES' RETIREMENT SYSTEMS OF ALABAMA (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Fourteen Million United States Dollars ($14,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine and one-eighth percent (9.125%).

         Accrued interest under this Note shall be payable quarterly on September 30, 2000, December 31, 2000, March 30, 2001 and June 30, 2001. The unpaid principal balance of the Note automatically and unconditionally shall be due and payable in full on June 30, 2001.

         The Company may not prepay this Note prior to January 6, 2001. The Company may prepay this Note from time to time on or after January 6, 2001 without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.


                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                         9.125% SENIOR SUBORDINATED NOTE


$3,000,000                                            Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of PEIRAF - DEFERRED COMPENSATION PLAN (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Three Million United States Dollars ($3,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this
Note is fully paid, at an annual rate of interest equal to nine and one-eighth percent (9.125%).

         Accrued interest under this Note shall be payable quarterly on September 30, 2000, December 31, 2000, March 30, 2001 and June 30, 2001. The unpaid principal balance of the Note automatically and unconditionally shall be due and payable in full on June 30, 2001.

         The Company may not prepay this Note prior to January 6, 2001. The Company may prepay this Note from time to time on or after January 6, 2001 without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.


                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS TO THE EXTENT PROVIDED IN THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (the "Securities Purchase Agreement"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.


                         9.125% SENIOR SUBORDINATED NOTE


$5,000,000                                           Dated:  July 6, 2000

         FOR VALUE RECEIVED, the undersigned, BELL MICROPRODUCTS INC., a California corporation (the "Company"), promises to pay to the order of STATE EMPLOYEES' HEALTH INSURANCE FUND (the "Holder") at its office in Montgomery, Alabama or at such other place as may be designated from time to time by the Holder the principal sum of Five Million United States Dollars ($5,000,000) together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest equal to nine and one-eighth percent (9.125%).

         Accrued interest under this Note shall be payable quarterly on September 30, 2000, December 31, 2000, March 30, 2001 and June 30, 2001. The unpaid principal balance of the Note automatically and unconditionally shall be due and payable in full on June 30, 2001.

         The Company may not prepay this Note prior to January 6, 2001. The Company may prepay this Note from time to time on or after January 6, 2001 without premium or penalty as provided in the Securities Purchase Agreement. Payments hereunder shall be applied first to the payment of accrued interest and then to the reduction of principal. This Note is issued pursuant to and is subject to the Securities Purchase Agreement which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default, as defined in the Securities Purchase Agreement. The undersigned agrees to pay all costs of collection, including reasonable attorney's fees, in the event this Note is not paid when due. This Note is being delivered in, and shall be governed by, the laws of the State of Alabama. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         The Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.


                                       BELL MICROPRODUCTS INC.


                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________